EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sonus Networks, Inc. (the “Company”) for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on May 9, 2003 and as amended on the date hereof (the “Report”), the undersigned, Ellen B. Richstone, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 10, 2005	/s/ Ellen B. Richstone
Ellen B. Richstone
Chief Financial Officer (Principal Financial Officer)